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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 13, 2004
                Date of Report (Date of Earliest Event Reported)


                           Schering-Plough Corporation
             (Exact name of registrant as specified in its charter)




                                   New Jersey
                 (State or other jurisdiction of incorporation)

                                     1-6571
                            (Commission File Number)

                                   22-1918501
                                  (IRS Employer
                             Identification Number)

                  2000 Galloping Hill Road Kenilworth, NJ 07033
          (Address of principal executive offices, including Zip Code)

                                 (908) 298-4000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Schering-Plough Corporation today announced a strategic alliance with Bayer, expected to be effective October 1, 2004. The press release regarding the alliance is furnished with this 8-K as Exhibit 99.1 and Investor Frequently Asked Questions and Answers (FAQs) are furnished with this 8-K as Exhibit 99.2.



Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this 8-K:

99.1 Press release titled "Schering-Plough Enters Into Strategic Alliance with Bayer" dated September 13, 2004

99.2 September 13, 2004 Investor Frequently Asked Questions and Answers (FAQs)




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Schering-Plough Corporation



By: /s/ Douglas J. Gingerella
    -------------------------
Douglas J. Gingerella
Vice President and Controller

Date:  September 13, 2004

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Exhibit Index
The following exhibits are furnished with this 8-K:

99.1 Press release titled "Schering-Plough Enters Into Strategic Alliance with Bayer" dated September 13, 2004

99.2 September 13,  2004 Investor Frequently Asked Questions and Answers (FAQs)

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